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                                                                   EXHIBIT 4(i)

                              CERTIFICATE OF TRUST

                                       OF

                            CNA FINANCIAL CAPITAL III

          This Certificate of Trust of CNA Financial Capital III (the "Trust"), dated December 23, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

          1. Name. The name of the business trust being formed hereby is CNA Financial Capital III.

          2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Chicago Delaware, Inc., 300 King Street, Wilmington, Delaware, 19801.


          IN WITNESS WHEREOF, the undersigned, constituting all of the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Trustee

                                        By:  /s/ Steven M. Wagner
                                           -------------------------------------
                                        Name: Steven M. Wagner
                                        Title: First Vice President

                                        FIRST CHICAGO DELAWARE, INC., as
                                        Trustee

                                        By:  /s/ Steven M. Wagner
                                           -------------------------------------
                                        Name: Steven M. Wagner
                                        Title: First Vice President

                                        Pamela S. Dempsey, as Trustee

                                        By:  /s/ Pamela S. Dempsey
                                           -------------------------------------

                                        Donald P. Lofe, Jr., as Trustee

                                        By:  /s/ Donald P. Lofe, Jr.
                                           -------------------------------------